AUSTRALIAN-CANADIAN OIL
                                 ROYALTIES LTD.

                    Notice of Annual Meeting of Stockholders
                          to be held December 15, 2010

Cisco, Texas
November 22, 2010

PLEASE TAKE NOTICE that the Annual Meeting of the Stockholders of
Australian-Canadian Oil Royalties Ltd. will be held on December 15, 2010 at 1301 Avenue M, Cisco, Texas. The meeting will convene at 10:00 a.m. (CST) for the following purposes:

      1)    For the election of directors;

      2) To ratify the selection of Killman, Murrell & Company, P.C. as independent auditor for 2010; and

      3) For the transaction of such business as may properly come before this meeting.

The transfer books of the Company will not be closed, but only stockholders of record at the close of business on November 15, 2010, will be entitled to vote at the meeting.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING NOTICE TO THE COMPANY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. YOUR VOTE IS IMPORTANT.

Andre Sakhai
President


         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
          FOR THE SHAREHOLDERS' MEETING TO BE HELD ON DECEMBER 15, 2010

           Copies of this Proxy Statement for the 2010 Annual Meeting and the Annual Report on Form 10-K
       for fiscal year 2009 are also available on the Company's website at
                                www.aussieoil.com

                                 PROXY STATEMENT

                     AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.
                                  1301 Avenue M
                               Cisco, Texas 76437

The following information is furnished to stockholders of Australian-Canadian Oil Royalties Ltd. in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders to be held on December 15, 2010 and at any adjournment thereof. All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no choice is specified, the proxies will be voted for the election of all the directors named and in favor of each proposal set forth in the Notice of Meeting.

Any Australian-Canadian Oil Royalties Ltd. shareholder has the power to revoke his Proxy before its exercise at the Annual Meeting or any adjournment thereof by: (1) giving written notice of revocation to the Secretary of the Company, Robert Kamon, P.O. Box 1629, Cisco, Texas 76437, prior to the Annual meeting;
(2) giving written notice of revocation to the Secretary at the Annual Meeting; or (3) signing and delivering a Proxy bearing a later date. However, the mere presence at the Annual Meeting of a shareholder who has executed and delivered a valid Proxy will not revoke such Proxy.

There are no dissenters' rights of appraisal. Neither the By-Laws nor corporate law of the Company's state of Incorporation call for any dissenters' rights of appraisal.

This proxy statement will be transmitted to stockholders on or about November 22, 2010.

                                   RECORD DATE

Holders of shares of common stock of the Company of record at the close of business on November 15, 2010 will be entitled to vote at the Annual Meeting of Stockholders.

                                     VOTING

The voting securities of the Company entitled to vote at the meeting consist of shares of the no par value common stock of the Company with each share entitling its owner to one vote. Cumulative voting is not allowed. The number of outstanding shares (exclusive of treasury shares) at the close of business on November 15, 2010 was 20,048,284 shares.

The holders of record of 50.1% of the outstanding shares of Common Stock of the Company will constitute a quorum for the transaction of business at the Meeting, but if a quorum should not be present, the Meeting may adjourn from time to time until a quorum is obtained.

A majority of the shares represented and entitled to vote at the meeting are required for an affirmative vote. An abstain vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issues.

                              ELECTION OF DIRECTORS

At the Meeting, six directors are to be elected who shall hold office until the next following Annual Meeting of Shareholders or until their successors are duly elected and qualified. In the absence of specific directions, it is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the nominees named below. However, should the person solicited make certain specifications as to any matter to be voted, these shares will be voted in accordance with the specifications so made. If one or more of the nominees named below is not a candidate for election as a director or directors at the meeting - an event which the Company does not anticipate - the proxy will be voted for a substitute nominee or nominees and the others named below. Management's nominees for these directorships are set out below giving their ages and position to be held.

Name                               Age                Position
----                               ---                --------
Andre Sakhai                       29                 President & Director
Robert Kamon                       83                 Secretary & Director
Kenneth W. Campbell                80                 Director
Howard Siegel                      68                 Director
Jan Soleimani                      59                 Director
Bernard Lipton                     69                 Director

ANDRE SAKHAI, Director and President, attended Arizona State University, which included a curriculum of financial accounting and microeconomics, as well as money and banking. Mr. Sakhai is a licensed real estate salesperson in the state of New York and has other experience in computer functions as well as experience in all aspects of the financial markets.

ROBERT KAMON, Director and Secretary, is a petroleum-engineering graduate of the University of Texas at Austin, Texas. Mr. Kamon has been President of three NASDAQ listed companies. He is currently the President of several private companies - Australian Grazing and Pastoral Co. Pty. Ltd. since 1954, International Oil Lease Service Corp. since 1961, and Tensleep Oil and Production Inc. since 1989.

KENNETH W. CAMPBELL, Director, is a graduate of the University of Brandon (Manitoba, Canada). He is President of Solar Energy Resources, Ltd., a privately held independent Canadian oil and gas producer. Mr. Campbell is a highly respected geologist.

HOWARD SIEGEL, Director, is a graduate of the University of Oklahoma and has a law degree from Saint Mary's University Law School. Mr. Siegel has been a member of the State of Texas Bar Association since 1969 and became a member of the Colorado Bar Association in 1989. Mr. Siegel has over thirty years of experience in all matters of corporate law, oil & gas, real estate, employee benefits, taxation and general practice.

JAN SOLEIMANI, Director, is the owner of Bokara Rug Company in New York. His company manufactures high quality handmade rugs for distribution to elite furniture stores across the United States. Mr. Soleimani has been an active businessman for 32 years in the manufacturing and distribution of high quality handmade rugs plus has been involved in other successful business ventures including real estate development.

BERNARD LIPTON, Director, is a certified public accountant certified by the State of New York in 1968. He is the founder and managing member of Lipton & Associates LLP and has been self-employed for the past forty years. His practice encompasses the tri-state area around New York and services clients in all fields with an extensive tax practice.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

An affirmative vote of the holders of a majority of the issued and outstanding shares of Common stock is necessary for the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NAMED DIRECTORS TO BE ELECTED AS DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSOR IS DULY ELECTED AND QUALIFIED.

                          BOARD AND COMMITTEE MEETINGS

Six meetings have been held during 2010. All directors participated in at least 75% of the Board meetings. The Board of Directors has no nominating committee. The audit committee held one meeting and all members attended. The compensation committee held one meeting and all members attended.

                                   MANAGEMENT

All of the Company's executive officers serve a term of one year or until their successors are elected or appointed and qualified.

The following table sets forth certain information with respect to the executive officers:

Name                           Age                        Position
----                           ---                        --------
Andre Sakhai                   29                         President
Robert Kamon                   83                         Secretary/Treasurer

Following the annual meeting the newly elected directors will elect officers for the next year.

                                  COMPENSATION

Officer Compensation - The executive officers of ACOR have received no salary, bonus or stock compensation since the organization of the Company, with the exception of $3,000 paid in 2008 to the Chief Financial Officer, Bernard Lipton. Mr. Lipton also received 33,334 restricted shares during 2008 valued at $10,000. During 2009 the Company paid $3,000 to its Chief Financial Officer, Mahnaz Nourmand, who also received 76,293 restricted shares valued at $10,000. The Company has no bonus, pension, or profit sharing plans.

Director Compensation - In 2006 the Board approved the issuance of 30,000 restricted shares to each director, and in 2007 and 2008 the Board approved the issuance of 40,000 restricted shares to each director, to be issued only when requested by the director. Howard Siegel was issued 30,000 shares in 2006, 40,000 shares in 2007 and 2008. Kenneth Campbell, Robert Kamon and Andre Sakhai received all 110,000 shares in 2008. Jan Soleimani received 80,000 shares in 2008.

In 2009 the Board approved the issuance of 50,000 shares to each director to be issued only when requested by the director. The Company issued 50,000 shares to Howard Siegel and Robert Kamon in 2009 and issued 50,000 shares to Andre Sakhai and Kenneth Campbell in 2010. The Board has not approved the issuance of any shares to directors for 2010.

Stock Compensation Plan (the "Plan") - The Board approved the Plan in 2008 and registered 1,000,000 shares for the Plan. The purpose of the Plan is to provide a means by which key employees, officers, directors, and consultants may be given an opportunity to acquire Common Stock of the Company in payment for services performed for the Company. The Plan provides incentives for such persons to exert maximum efforts for the success of the Company. No shares have been issued under the Plan to date.

                                   STOCK PRICE

The stock is listed on the OTC Bulletin Board (Symbol: AUCAF). We report that the current market price is $0.02 bid, $0.18 ask and the last trade was $0.06 on November 12, 2010.

                              CERTAIN TRANSACTIONS

No transactions occurred during 2010 between officers and directors and the Company, except for foreign leasing. Several of the officers and directors of the Company have invested in the oil and gas business, either directly or through entities in which they have an interest. Certain of these interests could directly compete with the interests of the Company. Although the Company is not aware of any present conflicts of interests, such present or future activities on the part of the officers and directors could directly compete with the interests of the Company. If the Company should enter into future transactions with its officers, directors or other related parties, the terms of any such transactions will be as favorable to the Company as those which could be obtained from an unrelated party in an arm's length transaction.

                             PRINCIPAL STOCKHOLDERS

The following table sets forth as of November 15, 2010 information concerning the beneficial ownership of common stock by all holders of over 5%, by all directors and all directors and officers of the Company as a group based on 20,048,284 shares outstanding.

                           Name and Address                   Number of          Percent
Title of Class             of Beneficial Owner                Shares Owned       of Class
--------------             -------------------                ------------       --------
Common Stock               Robert Kamon* (3,178,834)          4,633,828          23.11%
No Par Value               Tensleep Oil & Production,
                              Inc. (908,000)
                           Australian Grazing & Pastoral
                              Co., Pty. Ltd. (152,550)
                           International Oil Lease
                              Service Corp. (394,444)
                           1304 Avenue L
                           Cisco, Texas 76437

Common Stock               Andre Sakhai**                     1,257,503          6.27%
No Par Value               10 East 29th Street, Apt. 12J
                           New York, New York 10016

Common Stock               Kenneth Campbell                   410,000            2.05%
No Par Value               107 Triune Bay
                           Calgary, Alberta T1X 1G4
                           Canada

Common Stock               Howard Siegel                      140,715            0.70%
No Par Value               P. O. Box 940572
                           Houston, Texas 77094

Common Stock               Jan Soleimani                      930,000            4.64%
No Par Value               21 Windsor Drive
                           New York, NY  11568

Common stock               Bernard Lipton                     93,334             0.47%
No Par Value               760 Jericho
                           Westbury, NY 11590

All directors and officers
       as a group (6 persons)                                 7,465,380          37.24%

Common Stock               Ely Sakhai                         3,523,793          17.58%
No Par Value               10 Windsor Dr.
                           Old Westbury, NY 11568

*Robert Kamon is President of Tensleep Oil & Production, Inc., Australian Grazing & Pastoral Co., Pty. Ltd., and International Oil Lease Service Corp.

**Andre Sakhai and Ely Sakhai are father and son.

Note: The stockholders identified in this table have sole voting and investment power with respect to the shares beneficially owned by them. The owners have no rights to acquire additional shares through options, warrants, rights, or conversion privileges within the next sixty days.

Management is not aware of any current arrangements, which would result in a change of control of the Company.

                    RATIFICATION OF THE SELECTION OF AUDITORS

Killman, Murrell & Company, P.C. audited the Company's financial statements for the years ended December 31, 2006, 2007, 2008 and 2009. The Board of Directors recommends that the shareholders ratify the selection of Killman, Murrell & Company, P.C. to audit the accounts for 2010 of the Company and the Board of Directors recommends that shareholders vote FOR this proposal.

VOTE REQUIRED AND RECOMMENDED BY THE BOARD

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK IS NECESSARY TO RATIFY KILLMAN, MURRELL & COMPANY, P.C. AS THE COMPANY'S AUDITOR FOR 2010.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                              FINANCIAL STATEMENTS

The SEC Form 10-K of the Company for the year ended December 31, 2009, including audited financial statements, will be mailed to all shareholders with this Proxy Statement.

                                  OTHER MATTERS

The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters.

                             STOCKHOLDERS PROPOSALS

Any interested stockholder may submit a proposal concerning the Company to be considered by the Board of Directors of the Company for inclusion in the proxy statement and form of proxy relating to next year's Annual Meeting of Stockholders. In order for any proposal to be so considered by the Board for inclusion in the proxy statement, all proposals must be in writing in proper form and received by the Company on or before March 1, 2011. Any stockholder so interested may do so by submitting such proposal to: Australian-Canadian Oil Royalties Ltd., Attn: Robert Kamon, P. O. Box 1629, Cisco, Texas 76437.

                               PROXY SOLICITATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SOLICITATION WILL BE BY MAIL. The entire expense of preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies will be paid by the Company. The Company will request banks and brokers to solicit their customers who beneficially own common stock of the Company listed in the names of nominees and will reimburse said banks and brokers for the reasonable out-of-pocket expenses of such solicitation. In addition to the use of the mail, solicitation may be made by the employees of the Company by telephone, e-mail and/or personal interview. The Company does not expect to pay any compensation to such persons, other than their regular compensation, for their services in the solicitation of proxies.

BY ORDER OF THE BOARD OF DIRECTORS

ANDRE SAKHAI
President

Cisco, Texas
November 22, 2010

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                      PROXY
                     AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.
                        (A British Columbia Corporation)
                         1301 Avenue M - P. O. Box 1629
                             Cisco, Texas 76437-1629

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

                     AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.

The undersigned hereby appoints Andre Sakhai and Robert Kamon, or either of them (with full power to act alone and to designate substitutes), proxies of the undersigned, with authority to vote and act with respect to all shares of the common stock of Australian-Canadian Oil Royalties Ltd. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on December 15, 2010 at 10:00 a.m. (Central Standard
Time) and at any adjournment thereof, upon the matters noted below and upon any other matters that may properly come before the Meeting or any adjournment thereof. Said proxies are directed to vote as checked below upon the following matters, and otherwise in their discretion. An abstain vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issues.

(1) To elect as directors the following nominees: Andre Sakhai, Robert Kamon, Kenneth Campbell, Howard Siegel, Jan Soleimani and Bernard Lipton

[ ] FOR all the foregoing nominees
[ ] WITHHOLD AUTHORITY to vote for all of the foregoing nominees
[ ] ABSTAIN

Note: To withhold authority for an individual nominee, strike a line through that nominee's name. Unless authority to vote for all of the foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for each nominee whose name is not struck.

(2) To ratify the selection of Killman, Murrell & Company, P.C., as the independent auditor for 2010.

VOTE FOR                   VOTE AGAINST                       ABSTAIN
   [ ]                          [ ]                              [ ]

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). In the absence of specific directions, this Proxy will be voted for the election of the directors named and for the ratification of the selection of independent accountants. If any other business is transacted at the Meeting, this Proxy will be voted in accordance with the best judgment of the proxies. The Board of Directors recommends a vote FOR each of the listed propositions. This Proxy may be revoked prior to its exercise.

Note: Please sign exactly as name(s) appear on the stock certificate. An attorney, executor, administrator, trustee or guardian or other fiduciary should sign as such. ALL JOINT OWNERS MUST SIGN.

Dated: _______________________                _______________________________
                                              Signature of Stockholder(s)

                                              _______________________________
                                              Signature of Stockholder(s)

I/We will be attending the meeting. Number attending: _________. Please respond by December 6th or call 1-800-290-8342 to make your reservation.